      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1999
                                                      REGISTRATION NO. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                       THE SECURITIES EXCHANGE ACT OF 1933

                             Student Advantage, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                04-3263743
--------------------------------------------------------------------------------
   (State or Other Jurisdiction of                  (I.R.S. Employer
            Incorporation)                         Identification No.)

                       280 Summer Street, Boston, MA 02210
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                            1998 STOCK INCENTIVE PLAN
                      1998 CALIFORNIA STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------
                            (Full title of the plan)

                              Raymond V. Sozzi, Jr.
    Chairman of the Board of Directors, President and Chief Executive Officer
                             Student Advantage, Inc.
                                280 Summer Street
                                Boston, MA 02210
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (617) 912-2011
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                                       Proposed
        Title of                                  Proposed             Maximum
       Securities              Amount to          Maximum              Aggregate        Amount of
          to be                   be              Offering Price       Offering         Registration
       Registered             Registered          Per Share (1)        Price (1)        Fee
       ----------             --------------      --------------       ---------        -------

Common Stock, $.01 par value    3,300,000             $8.25            $27,225,000        $7,569
                                 Shares

         (1) Estimated solely for the purpose of calculating the registration fee and based on the average of the high and low prices of the Common Stock as reported by Nasdaq National Market on June 28, 1999 in accordance with Rules 457(c) and (h) of the Securities Act of 1933, as amended.

                     STATEMENT OF INCORPORATION BY REFERENCE

         This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-81005, filed on June 18, 1999, relating to the 1998 Stock Incentive Plan and the 1998 California Stock Incentive Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, on this 1st day of July, 1999.


                                STUDENT ADVANTAGE, INC.


                                By:    /s/ Raymond V. Sozzi, Jr.
                                       ------------------------------------
                                       Raymond V. Sozzi, Jr.
                                       Chairman of the Board, President and
                                       Chief Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Student Advantage, Inc. hereby severally constitute and appoint Raymond V. Sozzi, Jr., Christopher B. Andrews and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Student Advantage, Inc. to comply with the provisions of the Securities Act, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


        SIGNATURE                           TITLE                       DATE

/s/ Raymond V. Sozzi, Jr.       Chairman of the Board of           July  1, 1999
----------------------------    Directors, President and Chief
Raymond V. Sozzi, Jr.           Executive Officer
                                (Principal Executive Officer)


/s/ Christopher B. Andrews      Vice President, Finance and        July  1, 1999
----------------------------    Administration, Treasurer and
Christopher B. Andrews          Secretary
                                (Principal Financial Officer and
                                Principal Accounting Officer)


/s/ John M. Connolly            Director                           July  1, 1999
----------------------------
John M. Connolly


/s/ William S. Kaiser           Director                           July  1, 1999
----------------------------
William S. Kaiser

                                Director                           July __, 1999
----------------------------
John Katzman

/s/ Marc Turtletaub             Director                           July  1, 1999
----------------------------
Marc Turtletaub

                                  EXHIBIT INDEX


                  Exhibit
                  Number                      Description
                  ------                      -----------

                   5.1                Opinion of Hale and Dorr LLP

                  23.1                Consent of Hale and Dorr LLP
                                      (included in Exhibit 5.1)

                  23.2                Consent of PricewaterhouseCoopers LLP

                  23.3                Consent of PricewaterhouseCoopers LLP

                  23.4                Consent of PricewaterhouseCoopers LLP

                  23.5                Consent of PricewaterhouseCoopers LLP

                  24.1 Power of Attorney (included in the signature pages of this Registration Statement)